                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the following registration statements on Form S-3 and Form S-4, and related prospectuses and in the following registration statements on Form S-8 of The Williams Companies, Inc. of our report dated March 6, 2002, except for the matters described in the fifth and sixth paragraphs of Note 1 and the first paragraph of Note 3, as to which the date is April 11, 2002, with respect to the consolidated financial statements and schedule of The Williams Companies, Inc. included in this Current Report on Form 8-K:

Form S-3:                                 Registration No. 333-20929;  Registration No. 333-35097;
                                          Registration No. 333-29185;  Registration No. 333-24683;
                                          Registration No. 333-66141;  Registration No. 333-20927;
                                          Registration No. 333-39800;  Registration No. 333-63724;
                                          Registration No. 333-70394;  Registration No. 333-73326;
                                          Registration No. 333-35101;  Registration No. 333-27311;
                                          Registration No. 333-27359;  Registration No. 333-53511;
                                          Registration No. 333-35099;  Registration No. 333-85540

Form S-4:                                 Registration No. 333-57416;  Registration No. 333-63202;
                                          Registration No. 333-85566;  Registration No. 333-85568

Form S-8:                                 Registration No. 33-36770;   Registration No. 33-44381;
                                          Registration No. 33-58971;   Registration No. 33-45550;
                                          Registration No. 33-40979;   Registration No. 33-51551;
                                          Registration No. 33-43999;   Registration No. 33-51539;
                                          Registration No. 33-51543;   Registration No. 33-58969;
                                          Registration No. 33-51549;   Registration No. 33-51547;
                                          Registration No. 33-51545;   Registration No. 33-56521;
                                          Registration No. 33-58671;   Registration No. 333-03957;
                                          Registration No. 333-11151;  Registration No. 333-40721;
                                          Registration No. 333-33735;  Registration No. 333-30095;
                                          Registration No. 333-48945;  Registration No. 333-61597;
                                          Registration No. 333-90265;  Registration No. 333-76929;
                                          Registration No. 333-51994;  Registration No. 333-66474;
                                          Registration No. 333-85542;  Registration No. 333-85546

                                                               ERNST & YOUNG LLP

Tulsa, Oklahoma
May 28, 2002